Exhibit 99.2

CBRE GROUP, INC. Fourth Quarter 2013: Earnings Conference Call February 5, 2014

This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future growth momentum, operations, financial performance, business outlook and ability to successfully integrate businesses we have acquired with our existing operations. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our fourth quarter earnings report, filed on Form 8-K, our current annual report on Form 10-K and our current quarterly report on Form 10-Q, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation, which include references to “non-GAAP financial measures,” as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix. FORWARD-LOOKING STATEMENTS

CONFERENCE CALL PARTICIPANTS Bob Sulentic PRESIDENT AND CHIEF EXECUTIVE OFFICER Gil Borok CHIEF FINANCIAL OFFICER Steve Iaco SENIOR MANAGING DIRECTOR, INVESTOR RELATIONS AND CORPORATE COMMUNICATIONS

Q4 Revenue1 11% (12% in local currency) Normalized EBITDA2,3 12% Adjusted EPS4,5 22% $0.67 Full Year Revenue1 10% (11% in local currency) $7.2 billion Normalized EBITDA2,3 11% $1.0 billion Adjusted EPS4,5 17% $1.43 2013 HIGHLIGHTS See slide 22 for footnotes.

Revenue ($ in millions) Leasing1 Property, Facilities & Project Management1 Sales Investment Management1 Appraisal & Valuation Commercial Mortgage Brokerage1 Development Services Other Total Q4 20132 681.8 674.4 458.4 168 122.6 96 15.4 17.7 2,234.3 % of Q4 2013 Total 31 30 20 8 5 4 1 1 100 Q4 20122 621.4 611.8 384.5 124.2 118.2 100.5 30.3 20.6 2,011.5 % Change Year-over-Year USD 10 10 19 35 4 -4 -49 -14 11 Local Currency 11 11 21 34 5 -4 -49 -13 12 BUSINESS OVERVIEW Q4 2013 Business Line Highlights See slide 22 for footnotes.

BUSINESS OVERVIEW Full Year 2013 Business Line Highlights Revenue ($ in millions) Leasing1 Property, Facilities & Project Management1 Sales Investment Management1 Appraisal & Valuation Commercial Mortgage Brokerage1 Development Services Other Total 20132 2,052.2 2,475.5 1,290.4 538.6 414.5 312.0 50.9 60.1 7,194.2 % of 2013 Total 28 34 18 8 6 4 1 1 100 20122 1,911.4 2,244.5 1,058.2 483.4 384.5 300.0 74.7 63.1 6,519.8 % Change Year-over-Year USD 7 10 22 11 8 4 -32 -5 10 Local Currency 9 11 24 11 9 4 -32 -1 11 See slide 22 for footnotes.

ACQUISITIONS

2013

NORLAND

- Approximately £385 million ($629 million) revenue[3]
- Cash purchase price of approximately £265.5 million ($434 million[4])
- Provides capability to self perform building technical engineering services in EMEA
- Adds expertise in critical environments
- Significant cross-selling opportunities with the CBRE customer base

2013 IN-FILL ACQUISITIONS



CAC
CBRE Carmody
FAMECO
KLMK
Whitestone Research
Alan Selby
Basale[2]
Sogesmaint[1]
IMPACT-CORTI
CBRE Brazil[1]

- 10 in-fill acquisitions completed
- Estimated associated annual revenue of approximately $105 million
- Aggregate purchase price of approximately $110 million[4]

1. Acquisition of minority interest not previously owned.
2. Acquisition of minority interest.
3. For fiscal year ended April 5, 2013.
4. Excludes deal costs, deferred consideration and or earnouts.

7 CBRE GROUP, INC. | Q4 2013 EARNINGS CONFERENCE CALL

Q4 2013 PERFORMANCE OVERVIEW Revenue1 EBITDA2 Normalized EBITDA2,3 Normalized EBITDA Margin3 Net Income4 EPS4,5 Q4 2013 $2,234.3 M $358.3 M $392.7 M 17.6% GAAP $114.6 M Adjusted $221.3 M GAAP $0.34 Adjusted $0.67 Q4 2012 $2,011.5 M $345.7 M $351.7 M 17.5% GAAP $173.0 M Adjusted $181.9 M GAAP $0.53 Adjusted $0.55 CHANGE FROM Q4 2012(ADJUSTED) See slide 22 for footnotes.

2013 Q4 96 new 32 new 61 renewals 13 renewals 53 expansions 10 expansions GLOBAL CORPORATE SERVICES WINS Facilities Management Transaction and Portfolio Services Project Management Strategic Consulting 2013 REGIONAL CONTRACTS 2013 INDUSTRY CONTRACTS EMEA Asia Pac Health Care Government 27 11 13 17 $50 - $60 BILLION POTENTIAL MARKET KEY SERVICES

Total Q4 2013 revenue up 9% in USD or 10% in local currency AMERICAS REVENUE: MAJOR COMPONENTS ($ in millions) Full Year Q4 SALES LEASING PROPERTY, FACILITIES & PROJECT MANAGEMENT 15% or 16% in local currency 10% or 10% in local currency 9% or 10% in local currency 8% or 9% in local currency 15% or 16% in local currency 9% or 10% in local currency

U.S. VACANCY U.S. ABSORPTION TRENDS (in millions of square feet) 4Q12 3Q13 4Q13 4Q14 F 4Q15F 2012 2013 2014F 2015F 4Q12 4Q13 Office 15.4% 15.1% 14.9% 14.5% 13.9% 28.9 36.1 33.5 36.7 8.9 14.2 Industrial 12.7% 11.7% 11.3% 11.0% 10.8% 133.8 233.0 145.4 128.9 55.0 71.6 Retail 12.7% 12.2% 12.0% 10.6% 9.7% 17.2 27.7 48.3 49.6 7.0 8.2 U.S. MARKET STATISTICS Source: CBRE Econometric Advisors (EA) Outlooks 4Q 2013 preliminary CAP RATES STABLE AND OVERALL VOLUMES UP CAP RATE GROWTH1 4Q12 3Q13 4Q13 4Q14F Office Volume ($B) 31.8 25.3 36.9 +10 to +70 bps Cap Rate 7.1% 7.0% 6.8% Industrial Volume ($B) 17.4 14.4 14.5 +30 to +50 bps Cap Rate 7.6% 7.6% 7.4% Retail Volume ($B) 21.4 19.9 17.6 +10 to +50 bps Cap Rate 7.2% 7.0% 6.9% Source: CBRE EA estimates from RCA data January 2014 1. CBRE EA estimates

Total Q4 2013 revenue up 21% in USD or 18% in local currency EMEA REVENUE: MAJOR COMPONENTS ($ in millions) Full Year Q4 SALES LEASING PROPERTY, FACILITIES & PROJECT MANAGEMENT 36% or 35% in local currency 8% or 7% in local currency 21% or 20% in local currency 49% or 46% in local currency 4% or 2% in local currency 25% or 21% in local currency

Total Q4 2013 revenue up 3% in USD or 14% in local currency ASIA PACIFIC REVENUE: MAJOR COMPONENTS 39% or 50% in local currency (5%) or 2% in local currency 3% or 11% in local currency Full Year 31% or 46% in local currency (7%) or 2% in local currency (2%) or 9% in local currency Q4 ($ in millions) SALES LEASING PROPERTY, FACILITIES & PROJECT MANAGEMENT

3 2012 2013 483.4 538.6 Rental Carried Interest Q4 Full Year GLOBAL INVESTMENT MANAGEMENT Asset Management Acquisition, Disposition & Incentive REVENUE 20% 49% 28% 40% Q4 Full Year NORMALIZED EBITDA1 ($ in millions) ($ in millions) Margin: 4 FINANCIAL RESULTS 2 2 5 4 Investment Management Carried Interest 3 ($ in millions) 2 6 REALIZED SIGNIFICANT CARRIED INTEREST REVENUE IN 5 OF THE PAST 10 YEARS See slide 22 for footnotes.

GLOBAL INVESTMENT MANAGEMENT As of December 31, 2013. In 2011, CBRE acquired the real estate investment management operations of ING Group in Europe, Asia and its global securities business. Excludes securities. Q1 Q2 Q3 Q4 CAPITAL RAISED1,3 ($ in billions) 5.0 By Region or Business Line1 ($ in billions) ASSETS UNDER MANAGEMENT (AUM) By Year ($ in billions) Capital to deploy $4.0 Billion1,3 Co-Investment $170.3 Million1 2

Three Months Ended December 31, Twelve Months Ended December 31, 2013 2012 2013 2012 Revenue1 18.8 33.3 61.1 83.7 EBITDA2 21.8 35.6 43.0 51.7 EBITDA Margin3 116% 107% 70% 62% DEVELOPMENT SERVICES 4 $83.1 million of co-investments at the end of Q4 2013 $7.2 million in recourse debt to CBRE and repayment guarantees at the end of Q4 2013 REVENUE ($ IN MILLIONS) PROJECTS IN PROCESS/PIPELINE ($ IN BILLIONS) HIGHLIGHTS See slide 22 for footnotes. 3.6 2.8 2.6 3.6 5.4 6.5 5.6 4.7 4.9 4.9 4.2 4.9 1.4 1.5 2.5 2.7 3.0 2.7 2.5 0.9 1.2 1.2 2.1 1.5 4Q02 4Q03 4Q04 4Q05 4Q06 4Q07 4Q08 4Q09 4Q10 4Q11 4Q12 4Q13 In Process Pipeline

As of December 31, 2013 MANDATORY AMORTIZATION AND MATURITY SCHEDULE $ in millions $1,200.0 million revolver facility matures in March 2018. As of December 31, 2013, the outstanding revolver balance was $142.5 million. 1 Global Cash Available Revolver 1,505 40 40 68 255 223 2 352 198 800 - 250.0 500.0 750.0 1,000.0 1,250.0 1,500.0 Q4 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Current Liquidity Term Loan A Term Loan B Revolver Sr. Unsecured Notes - 6.625% Sr. Unsecured Notes - 5.00%

CAPITALIZATION

($ in millions)	As Of 12/31/2013	As Of 12/31/2012	Variance
Cash[1]	459.5	994.7	(535.2)
Revolving credit facility	142.5	73.0	69.5
Senior secured term loan A	-	271.3	(271.3)
Senior secured term loan A-1	-	275.2	(275.2)
Senior secured term loan B	-	293.2	(293.2)
Senior secured term loan C	-	394.0	(394.0)
Senior secured term loan D	-	394.0	(394.0)
Senior secured term loan A (new)	471.9	-	471.9
Senior secured term loan B (new)	213.4	-	213.4
Senior subordinated notes[2]	-	440.5	(440.5)
Senior unsecured notes 5.0%	800.0	-	800.0
Senior unsecured notes 6.625%	350.0	350.0	-
Notes payable on real estate[3]	4.0	13.9	(9.9)
Other debt[4]	5.4	9.4	(4.0)
Total debt	1,987.2	2,514.5	(527.3)
Stockholders' equity	1,895.8	1,539.2	356.6
Total capitalization	3,883.0	4,053.7	(170.7)
Total net debt	**1,527.7**	**1,519.8**	**7.9**

1. Excludes $32.4 million and $94.6 million of cash in consolidated funds and other entities not available for Company use at December 31, 2013 and 2012, respectively.
2. Net of original issue discount of $9.5 million at December 31, 2012.
3. Represents notes payable on real estate in Development Services that are recourse to the Company. Excludes non-recourse notes payable on real estate of $126.5 million and $312.1 million at December 31, 2013 and 2012, respectively.
4. Excludes $374.6 million and $1,026.4 million of aggregate warehouse facilities outstanding at December 31, 2013 and 2012, respectively.

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CBRE GROUP, INC. | Q4 2013 EARNINGS CONFERENCE CALL

Market sentiment is positive Firmer economic growth in the U.S. Europe emerging from slump Slowing growth in Asia Pacific and emerging-market currencies are concerns Good momentum in most of our businesses Property sales expected to grow by double digits due to capital influx and expansion into secondary markets Occupier outsourcing poised for continued double-digit growth Leasing expected to grow in the mid- to high-single digits with market share gains 2014 Expectations BUSINESS OUTLOOK

Service business expected to generate double-digit EBITDA growth before Norland Together, Global Investment Management and Development Services expected to perform in line with 2013 excluding carried interest Interest expense savings largely offset by higher depreciation and amortization Expect to achieve adjusted EPS in the range of $1.55 - $1.60 2014 Expectations BUSINESS OUTLOOK

GAAP RECONCILIATION TABLES AND FOOTNOTES

FOOTNOTES

Slide 4

1. Includes revenue from discontinued operations of $0.4 million and $9.4 million for the three and twelve months ended December 31, 2013, respectively, and $5.7 million for both the three and twelve months ended December 31, 2012.
2. Includes EBITDA from discontinued operations of $0.4 million and $7.9 million for the three and twelve months ended December 31, 2013, respectively, and $5.6 million for both the three and twelve months ended December 31, 2012.
3. Normalized EBITDA excludes cost containment expenses, integration and other costs related to acquisitions and certain carried interest incentive compensation expense.
4. Adjusted EPS excludes amortization expense related to net revenue backlog, incentive fees and certain customer relationships acquired, cost containment expenses, integration and other costs related to acquisitions, certain carried interest incentive compensation expense, the write-off of financing costs and the write-down of non-amortizable intangible assets.
5. All EPS information is based upon diluted shares.

Slide 5

1. Contains recurring revenue aggregating approximately 54% and 55% of total revenue for the three months ended December 31, 2013 and 2012, respectively.
2. Includes $0.4 million and $5.7 million of revenue from discontinued operations for the three months ended December 31, 2013 and 2012, respectively.

Slide 6

1. Contains recurring revenue aggregating approximately 60% and 59% of total revenue for the twelve months ended December 31, 2013 and 2012, respectively.
2. Includes $9.4 million and $5.7 million of revenue from discontinued operations for the twelve months ended December 31, 2013 and 2012, respectively.

Slide 8

1. Includes $0.4 million and $5.7 million of revenue from discontinued operations for the three months ended December 31, 2013 and 2012, respectively.
2. Includes $0.4 million and $5.6 million of EBITDA from discontinued operations for the three months ended December 31, 2013 and 2012, respectively.
3. Normalized EBITDA excludes cost containment expenses, integration and other costs related to acquisitions and certain carried interest incentive compensation expense.
4. Adjusted net income and adjusted EPS exclude amortization expense related to net revenue backlog, incentive fees and certain customer relationships acquired, cost containment expenses, integration and other costs related to acquisitions, certain carried interest incentive compensation expense and the write-down of non-amortizable intangible assets.
5. All EPS information is based upon diluted shares.

Slide 14

1. Normalized EBITDA excludes cost containment expenses, integration and other costs related to acquisitions and certain carried interest.
2. Includes revenue from discontinued operations of $0.8 million for both the three and twelve months ended December 31, 2012.
3. Includes revenue from discontinued operations of $1.5 million for the twelve months ended December 31, 2013.
4. Includes EBITDA from discontinued operations of $0.5 million for both the three and twelve months ended December 31, 2012.
5. Includes EBITDA from discontinued operations of $1.4 million for the twelve months ended December 31, 2013.
6. Includes revenue from discontinued operations of $5.5 million for the twelve months ended December 31, 2011.

Slide 16

1. Includes revenue from discontinued operations of $0.4 million and $7.9 million for the three and twelve months ended December 31, 2013, respectively and $4.9 million for both the three and twelve months ended December 31, 2012.
2. Includes EBITDA from discontinued operations of $0.4 million and $6.5 million for the three and twelve months ended December 31, 2013, respectively and $5.1 million for both the three and twelve months ended December 31, 2012.
3. Calculation includes revenue and EBITDA from discontinued operations.
4. In Process figures include Long-Term Operating Assets (LTOA) of $0.9 billion for 4Q 13, $1.2 billion for 4Q 12, $1.5 billion for 4Q 11, $1.6 billion for 4Q 10, and $1.4 billion for 4Q 09. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition.

22 CBRE GROUP, INC. | Q4 2013 EARNINGS CONFERENCE CALL

RECONCILIATION OF NORMALIZED EBITDA TO EBITDA TO NET INCOME

($ in millions)	Three Months Ended December 31, 2013	Three Months Ended December 31, 2012	Twelve Months Ended December 31, 2013	Twelve Months Ended December 31, 2012
Normalized EBITDA[1]	$ 392.7	$ 351.7	$ 1,022.3	$ 918.4
Adjustments:				
Cost containment expenses	17.6	-	17.6	17.6
Integration and other costs related to acquisitions	11.1	6.0	12.6	39.2
Carried interest incentive compensation expense[2]	5.7	-	9.2	-
EBITDA[1]	358.3	345.7	982.9	861.6
Add:				
Interest income	1.2	1.9	6.3	7.6
Less:				
Depreciation and amortization[3]	53.0	46.0	191.3	170.9
Non-amortizable intangible asset impairment	98.1	-	98.1	19.8
Interest expense[4]	27.5	44.6	138.4	176.6
Write-off of financing costs	-	-	56.3	-
Provision for income taxes[5]	66.3	84.0	188.6	186.3
Net income attributable to CBRE Group, Inc.	114.6	173.0	316.5	315.6
Revenue[6]	$ 2,234.3	$ 2,011.5	$ 7,194.2	$ 6,519.8
Normalized EBITDA Margin[7]	17.6%	17.5%	14.2%	14.1%

1. Includes EBITDA from discontinued operations of $0.4 million and $7.9 million for the three and twelve months ended December 31, 2013, respectively, and $5.6 million for both the three and twelve months ended December 31, 2012.
2. Carried interest incentive compensation is related to funds that began recording carried interest expense in Q2 2013. and beyond.
3. Includes depreciation and amortization from discontinued operations of $0.9 million for the twelve months ended December 31, 2013 and $1.3 million for both the three and twelve months ended December 31, 2012.
4. Includes interest expense from discontinued operations of $0.1 million and $3.3 million for the three and twelve months ended December 31, 2013, respectively, and $1.6 million for both the three and twelve months ended December 31, 2012.
5. Includes provision for income taxes from discontinued operations of $1.3 million for the twelve months ended December 31, 2013 and $1.0 million for both the three and twelve months ended December 31, 2012.
6. Includes revenue from discontinued operations of $0.4 million and $9.4 million for the three and twelve months ended December 31, 2013, respectively, and $5.7 million for both the three and twelve months ended December 31, 2012.
7. Calculation includes EBITDA and revenue from discontinued operations for the three and twelve months ended December 31, 2013 and 2012.

23 CBRE GROUP, INC. | Q4 2013 EARNINGS CONFERENCE CALL

RECONCILIATION OF NET INCOME TO NET INCOME, AS ADJUSTED Carried interest incentive compensation is related to a funds that began recording carried interest expense in Q2 2013 and beyond. ($ in millions, except for per share data) 2013 2012 2013 2012 Net income attributable to CBRE Group, Inc. 114.6 $ 173.0 $ 316.5 $ 315.6 $ Non-amortizable intangible asset impairment, net of tax 74.3 - 74.3 15.0 Cost containment expenses, net of tax 12.9 - 12.9 13.5 Integration and other costs related to acquisitions, net of tax 10.3 4.5 11.4 29.9 Amortization expense related to net revenue backlog, incentive fees and certain customer relationships acquired, net of tax 5.9 4.4 19.7 25.4 Carried interest incentive compensation, net of tax 1 3.4 - 5.5 - Write-off of financing costs, net of tax (0.1) - 34.0 - Net income attributable to CBRE Group, Inc., as adjusted 221.3 $ 181.9 $ 474.3 $ 399.4 $ Diluted income per share attributable to CBRE Group, Inc., as adjusted 0.67 $ 0.55 $ 1.43 $ 1.22 $ Weighted average shares outstanding for diluted income per share 332,519,441 329,012,910 331,762,854 327,044,145 Three Months Ended December 31, Twelve Months Ended December 31,

GLOBAL INVESTMENT MANAGEMENT

Pro-forma Normalized EBITDA

	Three Months Ended December 31,		Twelve Months Ended December 31,	
($ in millions)	2013	2012	2013	2012
EBITDA[1]	66.9	18.5	194.6	96.4
Add Back:				
Cost containment expenses	9.6	-	9.6	-
Integration and other costs related to acquisitions	-	5.9	1.5	39.2
Net accrual of certain incentive compensation expense related to carried interest revenue not yet recognized and included in selected charges	5.7	-	9.2	-
Normalized EBITDA[1]	82.2	24.4	214.9	135.6
Net (reversal) accrual of certain incentive compensation expense related to carried interest revenue not yet recognized	(2.1)	6.0	(6.0)	8.3
Pro-forma Normalized EBITDA[1]	80.1	30.4	208.9	143.9
Pro-forma Normalized EBITDA Margin[2]	48%	24%	39%	30%

- As of December 31, 2013, the Company maintained a cumulative remaining accrual of carried interest compensation expense of approximately $16 million, all of which pertains to anticipated future carried interest revenue.
- The Company began to normalize out carried interest incentive compensation expense accruals for funds that began recording carried interest expense in the second quarter of 2013 and beyond. The Company will recognize this expense in normalized EBITDA when the carried interest revenue is recorded in future periods (thereby matching the revenue and expense).

1. Includes EBITDA from discontinued operations of $0.5 million for the three months ended December 31, 2012 and $1.4 million and $0.5 million for the twelve months ended December 31, 2013 and 2012, respectively.
2. Calculation includes revenue and EBITDA from discontinued operations.

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CBRE GROUP, INC. | Q4 2013 EARNINGS CONFERENCE CALL